Exhibit 23

Consent of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Pfizer Inc:

We consent to the incorporation by reference herein of our reports dated February 24, 2005, with respect to the consolidated balance sheets of Pfizer Inc and Subsidiary Companies as of December 31, 2004 and 2003, and the related consolidated statements of income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2004, management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004, which reports appear in the December 31, 2004 annual report on Form 10-K of Pfizer Inc.

We also consent to the incorporation by reference of our reports in the following Registration Statements:

                    - Form S-8 dated October 27, 1983 (File No. 2-87473),
                    - Form S-8 dated March 22, 1990 (File No. 33-34139),
                    - Form S-8 dated January 24, 1991 (File No. 33-38708),
                    - Form S-8 dated November 18, 1991 (File No. 33-44053),
                    - Form S-3 dated May 27, 1993 (File No. 33-49629),
                    - Form S-8 dated May 27, 1993 (File No. 33-49631),
                    - Form S-8 dated May 19, 1994 (File No. 33-53713),
                    - Form S-8 dated October 5, 1994 (File No. 33-55771),
                    - Form S-3 dated November 14, 1994 (File No. 33-56435),
                    - Form S-8 dated December 20, 1994 (File No. 33-56979),
                    - Form S-8 dated March 29, 1996 (File No. 33-02061),
                    - Form S-8 dated September 25, 1997 (File No. 333-36371),
                    - Form S-8 dated April 24, 1998 (File No. 333-50899),
                    - Form S-8 dated April 22, 1999 (File No. 333-76839),
                    - Form S-8 dated June 19, 2000 (File No. 333-90975),
                    - Form S-8 dated June 19, 2000 (File No. 333-39606),
                    - Form S-8 dated June 19, 2000 (File No. 333-39610),
                    - Form S-3 dated October 20, 2000 (File No. 333-48382),
                    - Form S-8 dated April 27, 2001 (File No. 333-59660),
                    - Form S-8 dated April 27, 2001 (File No. 333-59654),
                    - Form S-3 dated October 30, 2002 (File No. 333-100853),
                    - Form S-3 dated December 16, 2002 (File No. 33-56435),
                    - Form S-8 dated April 16, 2003 (File No. 333-104581),
                    - Form S-8 dated April 16, 2003 (File No. 333-104582),
                    - Form S-8 dated November 18, 2003 (File No. 333-110571),
                    - Form S-8 dated December 18, 2003 (File No. 333-111333), and
                    - Form S-8 dated April 26, 2004 (File No. 333-114852)

KPMG LLP

New York, New York
February 28, 2004